UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2002

                           CREDITRISKMONITOR.COM, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                        1-8601               36-2972588
       (State or other                 (Commission           (IRS Employer
jurisdiction of incorporation)         File Number)          Identification No.)

110 Jericho Turnpike, Suite 202, Floral Park, NY                 11001-2019
(Address of principal executive offices)                         (Zip Code)

                    Registrant's telephone number, including
                            area code: (516) 620-5400

Item 4. Changes in Registrant's Certifying Accountant.

      Effective September 13, 2002, upon the recommendation of the Company's audit committee, the Company engaged BDO Seidman, LLP ("BDO") as its independent public accountants to audit its financial statements for the year ending December 31, 2002. BDO replaces Arthur Andersen LLP who were dismissed by the Company on August 8, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CREDITRISKMONITOR.COM, INC.


                                          By: /s/  Lawrence Fensterstock
                                             ----------------------------------
                                                   Lawrence Fensterstock
                                                   Chief Financial Officer

DATE: September 20, 2002